Exhibit 32.02
SOUTHWEST GAS CORPORATION
CERTIFICATION
In connection with the periodic report of Southwest Gas Corporation on Form 10-Q for the period ended March 31, 2023 as filed with the Securities and Exchange Commission (the “Report”), I, Karen S. Haller, the Chief Executive Officer of Southwest Gas Corporation, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Southwest Gas Corporation at the dates and for the periods indicated.
This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.
Dated: May 9, 2023

/s/ Karen S. Haller
Karen S. Haller Chief Executive Officer

SOUTHWEST GAS CORPORATION
CERTIFICATION
In connection with the periodic report of Southwest Gas Corporation on Form 10-Q for the period ended March 31, 2023 as filed with the Securities and Exchange Commission (the “Report”), I, Robert J. Stefani, Senior Vice President/Chief Financial Officer of Southwest Gas Corporation, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Southwest Gas Corporation at the dates and for the periods indicated.
This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.
Dated: May 9, 2023

/s/ Robert J. Stefani
Robert J. Stefani Senior Vice President/Chief Financial Officer